PROPERTY AND EQUIPMENT, NET (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012		Sep. 30, 2011
Buildings and improvements	$ 14,975		$ 14,448
Vehicles	172		91
Other equipment and devices	391		359
Total property and equipment	15,538		14,898
Less: accumulated depreciation	(1,997)		(1,416)
Property and equipment, net	$ 13,541	[1]	$ 13,482	[1]

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).